UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 9, 2005


                               Tesoro Corporation
             (Exact name of registrant as specified in its charter)



          Delaware                      1-3473                    95-0862768
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)


         300 Concord Plaza Drive                                  78216-6999
            San Antonio, Texas                                    (Zip Code)
(Address of principal executive offices)


                                 (210) 828-8484
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02 Results of Operations and Financial Condition.

Tesoro Corporation (the "Company") on May 9, 2005 issued a press release (the "Press Release") announcing financial results for its first quarter ended March 31, 2005. The Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information above is being furnished, not filed, pursuant to Item 2.02 of Form 8-K. Accordingly, the information in Item 2.02 of this Current Report, including the Press Release, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 7.01 Regulation FD Disclosure.

On May 9, 2005, the Company announced in the Press Release that its Board of Directors had declared a quarterly cash dividend on common stock of $0.05 per share payable on June 15, 2005 to shareholders of record on June 1, 2005.

The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including the Press Release, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

         (c) Exhibits.

         99.1     Press Release issued on May 9, 2005 by Tesoro Corporation.





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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    May 9, 2005


                                       TESORO CORPORATION


                                       By:  /s/ GREGORY A. WRIGHT
                                            ------------------------------------
                                            Gregory A. Wright
                                            Executive Vice President
                                            and Chief Financial Officer



















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
                                Index to Exhibits


Exhibit Number                  Description

    99.1              Press Release issued on May 9, 2005 by Tesoro Corporation.



































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